Subsequent Events	3 Months Ended
Mar. 31, 2022
Subsequent Events
Subsequent Events

17 Subsequent Events

Leadership transition

On May 2, 2022, Volkmar Weckesser resigned from his duties as the Chief Information Officer effective as of May 3, 2022. According to the separation agreement signed on the same date, his service agreement will terminate on June 29, 2022 (the “Termination Date”). All 33,773 vested options related to the pre-IPO program held by Mr. Weckesser that have not yet been exercised and settled as of the Termination Date must be exercised and settled in accordance with their terms within 12 months following the Termination Date. The 10,000 RSUs held by Mr. Weckesser that were granted in 2020 and that remained unvested as of the Termination Date will fully vest and the 10,000 options that remained unvested will be forfeited without compensation for the loss of such options and RSUs. The 20,000 RSUs and 15,000 options held by Mr. Weckesser that were granted in 2021 and that remained unvested as of the Termination Date will be forfeited automatically without compensation for the loss of such options and RSUs.

On June 27, 2022, the Group announced the appointment of Jose Miguel Coego Rios as the Managing Director and Chief Financial Officer of the Company, effective June 22, 2022. The CFO and the Group entered into an award agreement pursuant to which the CFO will receive certain RSUs, which have no exercise price. According to the agreement, the RSUs are awarded in two forms as 58,132 initial performance RSUs subject to performance vesting and 55,556 initial time-vested RSUs. Initial performance RSUs vest in two equal installments and time vested RSUs vest in four equal installments after the grant date of May 27, 2022. Both awards have an expiration date of May 27, 2032; however, initial performance RSUs that do not vest by February 1, 2024 will expire on February 2, 2024.

Effective June 22, 2022, each member of the Supervisory Board will receive an award of options and RSUs in ordinary shares (such options and RSUs collectively, the "LTIs") with a value of EUR 140k multiplied by the LTI Factor as defined in the incentive agreement. In addition to this, the chairman and vice-chairman of the Supervisory Board, the chairman of the Audit Committee and the chairman of the Compensation Committee will receive additional LTIs with a value of EUR 105k, EUR 70k, EUR 70k and EUR 14k, each multiplied by the LTI Factor, respectively. Each LTI consists of RSUs for 75% of the value of the LTI and options for 25% of the value of the LTI. The LTIs vest in four equal instalments on each relevant anniversary of the grant date or in full upon the occurrence of a change of control with a maturity date of 10 years. The LTIs will be settled in shares, are not subject to any performance criteria and have no exercise price. The LTIs will be granted retrospectively for the preceding financial year following the audit of the Company's annual financial statements for such financial year.

These unaudited interim condensed consolidated financial statements were approved by management on July 15, 2022.